                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   May 2, 2000
                      -------------------------------------
                Date of Report (Date of earliest event reported)


                             AMKOR TECHNOLOGY, INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                      -------------------------------------
                 (State or other jurisdiction of incorporation)

                0-29472                               23-1722724
          ---------------------           ------------------------------------
          (Commission File No.)           (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
                      -------------------------------------
                    (Address of Principal Executive Offices)

                      -------------------------------------
          (Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

        On May 2, 2000, Amkor Technology, Inc. ("Amkor"), through a wholly-owned subsidiary, Amkor Technology Korea, Inc. ("Amkor Korea"), completed an acquisition of three semiconductor packaging and test facilities, known as K1, K2 and K3, located in Korea from Anam Semiconductor, Inc. ("ASI"), as announced in a press release issued on May 2, 2000 (attached hereto as Exhibit 99.1). The acquisition, along with a related equity investment in ASI, is valued at approximately $1.4 billion and is being funded with a combination of $410 million in private equity capital, $259 million in convertible subordinated notes, and $750 million in bank debt. K1 is located in Seoul, Korea with approximately 646,000 square feet of manufacturing space and 3,300 employees. K2 is located in Buchon, Korea with approximately 264,000 square feet of manufacturing space and 1,800 employees. K3 is located in Bupyung, Korea with approximately 404,000 square feet of manufacturing space and 1,500 employees.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following financial statements and exhibits are filed as part of this Report:

        (a) Financial statements of ASI and financial statements of K1, K2 and K3 prepared pursuant to Rule 3-05 of Regulation S-X.

        Incorporated by reference to the Company's definitive Consent Solicitation Statement filed April 13, 2000 (attached hereto as Exhibit 20.1).

        (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

        Incorporated by reference to the Company's definitive Consent Solicitation Statement filed April 13, 2000 (attached hereto as Exhibit 20.1).

        (c) Exhibits in accordance with Item 601 of Regulation S-K:

   EXHIBIT
   NUMBER                                   DESCRIPTION
   -------                                  -----------
     2.1         Asset Purchase Agreement by and between Amkor Technology Korea, Inc.
                 and Anam Semiconductor, Inc., dated as of January 14, 2000.

     2.2         Amendment to Asset Purchase Agreement by and between Amkor Technology
                 Korea, Inc. and Anam Semiconductor, Inc., dated as of February 25,
                 2000.

     4.1         Convertible Subordinated Notes Indenture dated as of March 22,
                 2000 between the Registrant and State Street Bank and Trust
                 Company, including form of 5% Convertible Subordinated Notes due 2007.*

     4.2         Registration Agreement between the Registrant and the Initial
                 Purchasers named therein dated as of March 22, 2000.*

     4.3         Stockholder Rights Agreement between the Registrant and the
                 Purchasers named therein dated as of April 18, 2000.

     4.4 Credit Agreement between the Registrant and the Initial Lenders named therein dated as of April 26, 2000.

    20.1         Definitive Consent Solicitation Statement filed April 13, 2000.

    23.1         Consent of Arthur Andersen LLP.

    23.2         Consent of Samil Accounting Corporation.

    23.3         Consent of Siana Carr & O'Connor, LLP.

    23.4         Consent of Ahn Kwon & Co.

    99.1         Press release dated May 2, 2000.

--------------------------------------------------------------------------------

* Incorporated by reference to the Company's Annual Report on Form 10-K filed March 30, 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMKOR TECHNOLOGY, INC.



                                       By: /s/ KENNETH T. JOYCE
                                          --------------------------------------
                                          Kenneth T. Joyce
                                          Chief Financial Officer

                                       Dated: May 12, 2000

                         ==============================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  -------------

                             AMKOR TECHNOLOGY, INC.

                                  -------------


                         ==============================

                                         INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                                  DESCRIPTION
   -------                                 -----------
     2.1         Asset Purchase Agreement by and between Amkor Technology Korea, Inc.
                 and Anam Semiconductor, Inc., dated as of January 14, 2000.

     2.2         Amendment to Asset Purchase Agreement by and between Amkor Technology
                 Korea, Inc. and Anam Semiconductor, Inc., dated as of February 25,
                 2000.

     4.1         Convertible Subordinated Notes Indenture dated as of March 22,
                 2000 between the Registrant and State Street Bank and Trust
                 Company, including form of 5% Convertible Subordinated Notes due 2007.*

     4.2         Registration Agreement between the Registrant and the Initial
                 Purchasers named therein dated as of March 22, 2000.*

     4.3         Stockholder Rights Agreement between the Registrant and the
                 Purchasers named therein dated as of April 18, 2000.

     4.4 Credit Agreement between the Registrant and the Initial Lenders named therein dated as of April 26, 2000.

    20.1         Definitive Consent Solicitation Statement filed April 13, 2000.

    23.1         Consent of Arthur Andersen LLP.

    23.2         Consent of Samil Accounting Corporation.

    23.3         Consent of Siana Carr & O'Connor, LLP.

    23.4         Consent of Ahn Kwon & Co.

    99.1         Press release dated May 2, 2000.

--------------------------------------------------------------------------------

* Incorporated by reference to the Company's Annual Report on Form 10-K filed March 30, 2000.